Exhibit 10.8(a)

AMENDMENT NO. 1 TO THE DEBT REPAYMENT AND SET-OFF AGREEMENT

This AMENDMENT NO. 1 TO THE DEBT REPAYMENT AND SET-OFF AGREEMENT (this “Amendment”), is entered into on December 22, 2008, by and among (i) NIVS IntelliMedia Technology Group, Inc., a Delaware corporation (“NIVS USA”), Niveous Holding Company Limited, a British Virgin Islands corporation (“NIVS BVI”), NIVS (HZ) Audio & Video Tech Company Limited (“NIVS PRC”), NIVS International (H.K.) Limited (“NIVS HK”), and NIVS (HZ) Audio & Video Tech Company Limited Shenzhen Branch (“NIVS Shenzhen”); (ii) Tianfu Li, NIVS USA’s Chief Executive Officer and Chairman of the Board, an individual residing in the People’s Republic of China (“PRC”) and holder of PRC identity card no. 440106196907021831; and (iii) each of NIVS Investment (SZ) Co., Ltd., Zhongkena Technology Development, Xentsan Technology (SZ) Co., Ltd., Korea Hyundai Light & Electric (Int’l) Holding, NIVS Information & Technology (HZ) Co., Ltd., and Hyundai Light & Electric (HZ) Co., Ltd. (collectively, the “Related Companies”).  For purposes of this Amendment, all currency amounts have been converted into US Dollars. NIVS USA, NIVS BVI, NIVS PRC, NIVS HK, NIVS Shenzhen, Tianfu Li and the Related Companies are collectively referred to herein as the “Parties.” Terms not defined in this Amendment shall have such meanings as set forth in the Agreement (as defined below).

RECITALS

WHEREAS, the Parties entered into that certain Debt Repayment and Set-Off Agreement dated and effective as of November 28, 2008 (the “Agreement”);

WHEREAS, the Parties desire to amend the Agreement by entering into this Amendment to correct loan amounts referenced in the Agreement; and

WHEREAS, Section 3 of the Agreement states that the Parties shall execute and deliver from time to time after the date of the Agreement, upon written request, all such further documents and instruments and shall do and perform all such acts as may be reasonably necessary to give full effect to the intent of the Agreement.

NOW, THEREFORE, for good and valuable consideration and in consideration of the respective representations, warranties, covenants and agreements set forth in the Agreement and this Amendment, the Parties hereby agree to amend the Agreement as follows:

AGREEMENT

1. The sixth Recital of the Agreement is hereby amended and restated in its entirety as follows:

WHEREAS, as of the date of this Agreement, the NIVS Group has outstanding loan amounts of US$8,838,159 owed to Mr. Li (the “Li Debt”), and Mr. Li, through the Related Companies, has an aggregate outstanding loan amount of US$996,433 owed to the NIVS Group (the “Related Companies’ Debt”), in such amounts and between such parties as set forth in Appendix A;

2. The seventh Recital of the Agreement is hereby amended and restated in its entirety as follows:

WHEREAS, the parties to this Agreement desire to have the Related Companies’ Debt repaid in full and set off against the Li Debt such that, after giving effect to the transactions contemplated by this Agreement, the Related Companies’ Debt will no longer be outstanding and neither Mr. Li nor any of the Related Companies will owe to the NIVS Group any loan amount; and

3. Section 1(b) of the Agreement is hereby amended and restated in its entirety as follows:

b.           The NIVS Group hereby sets off an aggregate amount of US$996,433 (the “Repayment Amount”) of the Li Debt as set forth in Appendix A, such that the Li Debt remaining after deducting the Repayment Amount is equal to an aggregate amount of US$7,841,726 (the “Remaining Debt”). The Repayment Amount is hereby fully repaid and extinguished in its entirety, and the NIVS Group does not owe any loan amount to Mr. Li or any of the Related Companies other than the Remaining Debt.  Mr. Li and the Related Companies hereby agree and acknowledge the foregoing set-off.

4. Appendix A to the Agreement is hereby amended and restated in its entirety as set forth on Appendix A attached hereto.

5. Except as amended herein, the Agreement shall remain in full force and effect.

6. This Amendment may be executed and delivered in any number of facsimile counterparts, each of which shall be an original, but which together constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the Parties hereto has executed this Amendment as of the date first set forth above.

NIVS IntelliMedia Technology Group, Inc.

By:           /s/ Tianfu Li

Name:      ________________________

Title:        ________________________

Niveous Holding Company Limited

By:           /s/ Tianfu Li

Name:      ________________________

Title:        ________________________

NIVS (HZ) Audio & Video Tech Company Limited

By:           /s/ Tianfu Li

Name:      ________________________

Title:        ________________________

NIVS International (H.K.) Limited

By:           /s/ Tianfu Li

Name:      ________________________

Title:        ________________________

NIVS (HZ) Audio & Video Tech Company Limited Shenzhen Branch

By:           /s/ Tianfu Li

Name:      ________________________

Title:        ________________________

Tianfu Li

/s/ Tianfu Li
Tianfu Li

NIVS Investment (SZ) Co., Ltd.

By:           /s/ Tianfu Li

Name:      ________________________

Title:        ________________________

Zhongkena Technology Development

By:           /s/ Tianfu Li

Name:      ________________________

Title:        ________________________

Xentsan Technology (SZ) Co., Ltd.

By:           /s/ Tianfu Li

Name:      ________________________

Title:        ________________________

Korea Hyundai Light & Electric (Int’l) Holding

By:           /s/ [ILLEGIBLE]

Name:      ________________________

Title:        ________________________

NIVS Information & Technology (HZ) Co., Ltd.

By:           /s/ [ILLEGIBLE]

Name:      ________________________

Title:        ________________________

Hyundai Light & Electric (HZ) Co., Ltd.

By:           /s/ [ILLEGIBLE]

Name:      ________________________

Title:        ________________________

APPENDIX A

LOAN AND REPAYMENT INFORMATION

The Related Companies’ Debt (amount owed by Mr. Tianfu Li, through the Related Companies, to the NIVS Group) is as set forth below and is as repaid in such manner as set forth below (for purposes of this Agreement, all currency amounts have been converted into US Dollars):

Related Companies	Amounts owed by Related Company to the NIVS Group as of November 28, 2008	Amounts Repaid	Method of Repayment	Remaining Amount Outstanding After Effect of this Agreement
NIVS Investment (SZ) Co., Ltd.	-	-	-	$ -
Zhongkena Technology Development	-	-	-	-
Xentsan Technology (SZ) Co., Ltd.	-	-	-	-
Korea Hyundai Light & Electric (Int'l) Holding	$996,433	$996,433	Set off against the Li Debt	-
NIVS Information & Technology (HZ) Co., Ltd.	-	-	-	-
Hyundai Light & Electric (HZ) Co., Ltd.	-	-	-	-
Other Entities Affiliated with Mr. Li	-	-	-	-

Total amount owed by any Affiliated Party to NIVS Group after the effect of this Agreement				-

The Li Debt (amount owed by the NIVS Group to Mr. Tianfu Li) is US$8,838,159, and the Li Debt is set off as set forth below, in addition to the table above (for purposes of this Agreement, all currency amounts have been converted into US Dollars):

The Li Debt	$8,838,159
Amount of the Related Companies’ Debt Repaid via Set-Off Against the Li Debt (see table above)	$996,433
The NIVS Group’s Remaining Debt owed to Mr. Tianfu Li after the Effect of this Agreement	$7,841,726

A-1